UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

May13, 2020

Date of report (Date of earliest event reported)

KIDOZ INC.

(Previously Shoal Games Ltd)

(Exact Name of Registrant as Specified in Its Charter)

Anguilla, British West Indies	333-120120-01	98-0206369
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (888) 374-2163

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b0 of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock without par value	KIDZ	Toronto Venture Stock Exchange - (TSX-V)

Indicate by check mark whether the registrant is an emerging growth company as define in Rule 405 of the Securities Act of 1933 (Section 230.405mof this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

        Emerging Growth Company                        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.                                                                                                            [ ]

ITEM 8.01 Other Events.

Delayed Filing of Quarterly Report on Form 10-Q and Reliance on the Securities and Exchange Commission (the ("SEC") Order Regarding 45-Day Extension

Kidoz Inc. ("The Company") seeks an extension of 45 days to file its Quarterly report on Form 10-Q, for the first quarter of fiscal 2020 ended March 31, 2020, based on the Securities and Exchange Commission Order Under Section 36 Of The Securities Exchange Act Of 1934 modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies set forth in Release No. 34-88465, issued March 25, 2020. The order modifies the exemptions from certain provisions of Section 36 of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies to cover filings due on or before July 1, 2020, is appropriate in the public interest and consistent with the protection of investors. The Company will delay the filing of it's quarterly Report on Form 10-Q, originally due Friday, May 15, 2020.

On March 11, 2020, the Company took the decision that its employees will commence working from home so as to reduce the spread of COVID-19.

The spread of Coronavirus related illness, such as COVID-19, within the offices of the Company or among its key employees, notwithstanding work-from-home arrangements, could severely impair the operational capabilities of the Company resulting in harm to the Company's business and its operating results.

This has delayed the Company's ability to conduct necessary work to finalize its Quarterly Report. Notwithstanding the foregoing, the Company anticipates filing its Quarterly Report on or before June 29, 2020, which is within the 45-day period from the Report's original filing deadline of May 15, 2020, provided by the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.

(Previously Shoal Games Ltd.)

(Registrant)

Date : May 13, 2020    By:                   /s/ J. M. Williams                              /s/ E. Ben Tora

J.M. WILLIAMS,                                 E. BEN TORA

Director                                               Director